INCOME TAXES (Details 3) - USD ($)	12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016	Feb. 28, 2015
Increase in income tax expense and earnings per share amounts, If Xueersi Education, Yidu Huida, TAL Beijing, Beijing Xintang Sichuang and Yinghe Youshi were not in a tax holiday period
Increase in income tax expenses	$ 26,256,983	$ 12,830,838	$ 14,267,821
Net income per common share-basic (in dollars per share)	$ 0.56	$ 0.56	$ 0.33
Net income per common share-diluted (in dollars per share)	$ 0.52	$ 0.53	$ 0.32